                                                                   EXHIBIT 10.14

                                   SCHEDULE A
                                       TO
                                  EXHIBIT 10.13

      Rurban Financial Corp. (the "Registrant") has entered into Change in Control Agreements with the executive officers of the Registrant identified below, which Change in Control Agreements are substantially identical to the Change in Control Agreement, executed March 9, 2006 and effective as of March 1, 2006, by and between the Registrant and Duane L. Sinn, Executive Vice President and Chief Financial Officer of the Registrant, a copy of which was filed as
Exhibit 10.13 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the "2005 Form 10-K").

      In accordance with Rule 12b-31 promulgated under the Securities Exchange Act of 1934 and Item 601(b)(10)(iii) of Regulation S-K, the following table identifies those executive officers of the Registrant with whom the Registrant has entered into Supplemental Executive Retirement Agreements similar to that included as Exhibit 10.13 to the 2005 Form 10-K:

                             CURRENT OFFICES HELD WITH                 EFFECTIVE DATE     EXECUTION DATE
          NAME           THE REGISTRANT AND ITS SUBSIDIARIES            OF AGREEMENT       OF AGREEMENT
Henry R. Thiemann     President, Chief Executive Officer and           March 1, 2006      March 9, 2006
                      Director of Exchange Bank; President, Chief
                      Executive Officer and Director of RFCBC,
                      Inc.; President and Director of Rurban
                      Mortgage Company

Jeffrey D. Sewell     President, Chief Executive Officer and           March 1, 2006      March 10, 2006
                      Director of Rurban Operations Corp.;
                      Director of Rurbanc Data Services, Inc.;
                      Director of Reliance Financial Services, N.A.

Mark K. Klein         President, Chief Executive Officer and           March 1, 2006      March 9, 2006
                      Director of The State Bank and Trust Company
                      and Director of Rurban Operations Corp.